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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 15, 2006
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-22023                77-0156161
(State or other jurisdiction of    (Commission            (I.R.S. employer
 incorporation or organization)      File No.)          identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 562-8400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 15, 2005, Macrovision Corporation (the "Company") issued a press release reporting its financial results for the fourth quarter ended December 31, 2005, providing guidance for the first quarter of 2006 and fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

        In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Macrovision provides non-GAAP (pro forma) earnings and non-GAAP (pro forma) earnings per share in the press release as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP (pro forma) measures used by other companies. Macrovision's management believes that this presentation of non-GAAP (pro forma) earnings and non-GAAP (pro forma) earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.


ITEM 8.01       OTHER EVENTS

        On February 15, 2006, Macrovision Corporation issued a press release announcing that it had agreed to acquire eMeta Corporation, a privately-held company based in New York, for $35 million in a cash transaction. A copy of the press release is furnished as Exhibit 99.2 to this report.

        The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                          DESCRIPTION

        99.1 Press release dated February 15, 2006, reporting financial results for the fourth quarter ended December 31, 2005

        99.2 Press release dated February 15, 2006, reporting the acquisition of eMeta Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date:   February 14, 2006               By:     /s/ Loren E. Hillberg
                                                --------------------------------
                                                Loren E. Hillberg
                                                EVP and General Counsel